Operating expense	3 Months Ended
Mar. 31, 2023
Analysis of income and expense [abstract]
Operating expense	Operating expense
The following table provides the unaudited condensed consolidated interim statement of operations classification of the Company's total operating expense:

(in KUSD)	Three months ended March 31,
	2023	2022
Cost of product sales	590	529

R&D
External costs (1)	21,654	29,168
Employee expenses (2)	17,826	19,784
R&D expense	39,480	48,952

S&M
External costs (3)	7,360	8,911
Employee expenses (2)	7,991	9,459
S&M expense	15,351	18,370

G&A
External costs (1)	4,538	7,639
Employee expenses (2)	10,605	11,372
G&A expense	15,143	19,011
Total operating expense	70,564	86,862
(1) Includes depreciation expense
(2) Includes share-based compensation expense
(3) Includes depreciation expense for Property, plant and equipment for the three months ended March 31, 2023 and 2022.

R&D external costs decreased as a result of carefully weighing Cami against the rest of the Company's portfolio in terms of resource allocation, and deciding not to proceed on our own and to seek a partner to continue developing this program within this high unmet need patient segment. The Company also had lower clinical trial costs for closed studies LOTIS 3, LOTIS 6 and LOTIS 8, as well as lower manufacturing expenses related to IND-enabling work for ADCT 212. The decrease in external costs was partially offset by an increase in clinical trial costs for LOTIS 5, LOTIS 10 and LOTIS 9, as well as an increase in chemistry, manufacturing and controls expenses, as those studies progressed. Employee expense decreased for the three months ended March 31, 2023 primarily due to lower share-based compensation expense.

The decrease in S&M expenses in the three months ended March 31, 2023 was primarily due to lower spend on marketing, analytics and expenses in the European Union relating to the commercial launch of ZYNLONTA of USD 1.7 million, as well as lower share-based compensation expense of USD 1.3 million due to fluctuations in our share price.
The decrease in G&A expenses in the three months ended March 31, 2023 was primarily due to lower professional fees, including those fees associated with the license agreement entered into with MTPC, which were incurred during the three months ended March 31, 2022. Employee expense for the three months ended March 31, 2023 decreased primarily as a result of lower share-based compensation expense due to employee transitions and fluctuations in our share price, partially offset by higher wages and benefits.